                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 21, 1995
               Date of Earliest Event Reported: December 20, 1995



                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-5550                                       84-0588868
(Commission File Number)                 (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500
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Item 5.   Other Events.
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          Pursuant to a registration statement on Form S-3 (File No. 33-63139)
(the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on November 14, 1995, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and Tele-Communications, Inc., a Delaware corporation ("Parent"), has registered (i) such indeterminate shares of its Series A TCI Group Common Stock, $1.00 par value per share, as may be issued from time to time upon conversion of any of the Debt Securities that are issued as convertible Debt Securities, and (ii) certain guarantees of Debt Securities, all for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the securities (including the Debt Securities) registered pursuant to the Registration Statement and the offering thereof.

          An indenture (the "Indenture"), substantially in the form of Exhibit
4.2 to the Registration Statement was executed as of December 20, 1995, between the Registrant and The Bank of New York, as Trustee, relating to senior Debt Securities of the Registrant. (The Indenture is filed as Exhibit 4.10 hereto.)

          On December 20, 1995, a distribution agreement (the "Distribution Agreement"), substantially in the form of Exhibit 1.2 to the Registration Statement, was executed by Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc (the "Agents") providing for the sale by the Registrant to the public of up to $750 million principal amount of the Registrant's Medium-Term Notes, Series C (the "Notes"), which are a series of senior Debt Securities. The Notes may be issued as fixed rate Notes ("Fixed Rate Notes") or floating rate notes ("Floating Rate Notes"). The Registrant will pay a commission to the Agents in the form of a discount, ranging from .125% to .925% of the principal

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amount of the Notes sold through such Agent which depends upon the maturity date of the Notes as offered from time to time and the ratings assigned to such Notes by nationally recognized securities rating agencies unless otherwise specified in pricing supplements relating to the Notes to be filed pursuant to Rule 424(b) under the Act. The Distribution Agreement is filed as Exhibit 1.3 hereto.

          The description of certain provisions of the Indenture and the Notes, and information concerning the terms of their offering to the public by the Agents, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities --Senior Debt Securities" of the Prospectus, dated November 14, 1995 (the "Prospectus"), and (ii) to the sections entitled "Description of Notes" and "Plan of Distribution" in the Prospectus Supplement thereto, dated December 20, 1995 (the "Prospectus Supplement"), which has been filed with the Commission pursuant to Rule 424(b) under the Act.

          Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated October 2, 1995, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On December 20, 1995, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the Notes. A manually-signed copy of the Opinion is filed as
Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus contained in the Registration Statement.

          The Registrant is filing this Current Report on Form 8-K in order to cause the Distribution Agreement, the Indenture, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Distribution Agreement, the Indenture, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits
     --------

     1.3 Distribution Agreement, dated December 20, 1995, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc and the Registrant.

     4.10 Indenture, dated as of December 20, 1995, between The Bank of New York and the Registrant.

     5.1 Opinion, dated December 20, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Medium Term Notes.

     23.7           Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 1995
                                         TCI COMMUNICATIONS, INC.
                                         (Registrant)



                                         By /s/ Stephen M. Brett
                                           -----------------------------------
                                           Name: Stephen M. Brett
                                           Title: Secretary

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                                 EXHIBIT INDEX
                                 -------------

     Exhibits
     --------

     1.3 Distribution Agreement, dated December 20, 1995, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc and the Registrant.

     4.10 Indenture, dated as of December 20, 1995, between The Bank of New York and the Registrant.

     5.1 Opinion, dated December 20, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Medium Term Notes.

     23.7           Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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